UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2008

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) This amendment to the Current Report on Form 8-K of Avalon Pharmaceuticals, Inc. (the "Company"), dated March 14, 2008 and filed on March 17, 2008 is being filed to report that Dr. Philip Frost, previously announced as being appointed to the Company's board of directors, was appointed on July 23, 2008 as a member of the Company's Nominating and Corporate Governance Committee.

Except as noted herein, the Company's Current Report on Form 8-K remains as originally filed with the Securities and Exchange Commission on March 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

July 24, 2008	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel and Senior VP of Operations